FORM 8-K/A



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                 CURRENT REPORT

                                 AMENDMENT NO. 1
                         TO FORM 8-K FILED July 9, 1996


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                  June 25, 1996
                                  -------------
                                 Date of Report
                        (Date of earliest event reported)



                        Metric Income Trust Series, Inc.
                        --------------------------------
                          (Exact name of registrant as
                            specified in its charter)




                   0-18294          94-3087630        California
                   -------          ----------        ----------
                (Registration     (IRS Employer     (State or Other
                    File          Identification    Jurisdiction of
                   Number)            Number)        Incorporation)






           One California Street, San Francisco, California 94111-5415
           -----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:

                                 (415) 678-2000

                     (800) 347-6707 Wats line for all states

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)      Exhibit

         Agreement for Purchase and Sale of Sam's Club located in Menomonee Falls, Wisconsin dated May 15, 1996.




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                        METRIC INCOME TRUST SERIES, INC.,

                            a California Corporation



                                              By:        /s/ Margot M. Giusti
                                                         -----------------------
                                                         Margot M. Giusti

                                                         Chief Financial Officer


                                              Date:      August 20, 1996
                                                         -----------------------